UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

DELUXE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	1-7945	41-0216800
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3680 Victoria St. North, Shoreview, Minnesota	55126-2966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 483-7111

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The registrant has appointed Keith A. Bush to be its Senior Vice President and Chief Financial Officer (principal financial officer), effective March 31, 2017. Mr. Bush has been self-employed as a consultant to the airline industry from July 2016 through present. Prior to that, he was Sr. Vice President, Finance at American Airlines from June 2009 through July 2016. During the prior 12 years, Mr. Bush held various positions of increasing responsibility in the finance function of Northwest Airlines.

In connection with this appointment, Mr. Bush’s annual base salary will be $475,000. He also will become party to the Company’s standard form of Executive Retention Agreement for senior vice presidents. This agreement provides protection to executive officers in the event their employment is terminated or otherwise adversely affected following a “Change of Control,” as that term is defined in the agreement. The terms of this agreement are addressed more fully in the Company’s most recent proxy statement, and a complete copy of the agreement has previously been filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

In connection with this appointment, Mr. Bush will also receive awards valued at $1,000,000 under the registrant’s 2012 Long-Term Incentive Compensation Plan. The portion of such value granted as performance shares (45%) will be valued based on the closing price of the registrant’s common stock on March 31, 2017, and the stock options (25%) and restricted stock awards (30%) will be valued based on the respective grant date fair values on the same date. The terms of this agreement are addressed more fully in the Company’s most recent proxy statement, and a complete copy of the agreement has previously been filed as Exhibit 10.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Mr. Bush has no family relationships with any director or other executive officer of the Company.

A copy of the Company’s press release announcing Mr. Bush’s appointment is attached as Exhibit 99.1 to this report.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure.

On March 13, 2017, Deluxe Corporation issued a press release announcing the naming of a new Chief Financial Officer, which press release is furnished hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release, dated March 13, 2017, of Deluxe Corporation announcing naming of Keith A. Bush as Chief Financial Officer, which shall be deemed furnished in connection with Item 7.01 hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2017

DELUXE CORPORATION

/s/ J. Michael Schroeder

J. Michael Schroeder
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibits

99.1	Press Release, dated March 13, 2017, of Deluxe Corporation announcing naming of Keith A. Bush as Chief Financial Officer

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